FEDERATED INTERNATIONAL GROWTH FUND

(A Portfolio of World Investment Series, Inc.)

Class A Shares, Class B Shares, Class C Shares

PROSPECTUS

The shares of Federated International Growth Fund (the "Fund") represent interests in a diversified investment portfolio of World Investment Series, Inc. (the "Corporation"), an open-end management investment company (a mutual fund). The investment objective of the Fund is to provide long-term growth of capital. Any income received from the portfolio is incidental. The Fund pursues its investment objective by investing primarily in shares of other mutual funds, the portfolios of which consist primarily of equity securities of non-U.S. issuers. The Fund's strategy of investing in other mutual funds may result in greater aggregate expenses than if you directly purchased shares of those funds.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information for Class A Shares, Class B Shares and Class C Shares dated January 31, 1998 , with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund are maintained electronically with the SEC at Internet Web site (http:// www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated January 31, 1998



TABLE OF CONTENTS

Summary of Fund Expenses                                        1

Financial Highlights -- Class A                                 3

Financial Highlights -- Class B                                 4

Financial Highlights -- Class C                                 5

General Information                                             6
Calling the Fund                                                6

Investment Information                                          6
Investment Objective                                            6
Investment Policies                                             6
Investment Limitations                                         15
Portfolio Turnover                                             16
Hub and Spoke(registered trademark) Option                     16

Net Asset Value                                                16

Investing in the Fund                                          16

Purchasing Shares                                              17
Purchasing Shares Through a Financial Intermediary             17
Purchasing Shares by Wire                                      17
Purchasing Shares by Check                                     18
Systematic Investment Program                                  18
Retirement Plans                                               18
Class A Shares                                                 18
Class B Shares                                                 18
Class C Shares                                                 18

Redeeming and Exchanging Shares                                19
Redeeming or Exchanging Shares
  Through a Financial Intermediary                             19
Redeeming or Exchanging Shares by Telephone                    19
Redeeming or Exchanging Shares by Mail                         19
Requirements for Redemption                                    19
Systematic Withdrawal Program                                  20
Contingent Deferred Sales Charge                               20

Account and Share Information                                  20
Confirmations and Account Statements                           20
Dividends and Distributions                                    20
Accounts with Low Balances                                     20

Corporation Information                                        21
Management of the Corporation                                  21
Distribution of Shares                                         22
Administration of the Fund                                     23
Expenses of the Fund and Class A Shares,
  Class B Shares, and Class C Shares                           23

Brokerage Transactions                                         24

Shareholder Information                                        24
Voting Rights                                                  24

Tax Information                                                24
Federal Income Tax                                             24
State and Local Taxes                                          25

Performance Information                                        25

Appendix                                                       26






SUMMARY OF FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

                                                                                CLASS A     CLASS B    CLASS C
                                                                               ---------   --------   --------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)      5.50%       None       None

Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage
  of offering price)                                                               None        None       None

Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable) (1)                        None        5.50%      1.00%

Redemption Fee (as a percentage of amount redeemed, if applicable)                 None        None       None

Exchange Fee                                                                       None        None       None

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

Management Fee (2)                                                                 0.00%       0.00%      0.00%

Asset Allocation Fee (2)                                                           0.00%       0.00%      0.00%

12b-1 Fee                                                                          0.00%(3)    0.75%      0.75%

Total Other Expenses (after expense reimbursement)                                 0.07%       0.07%      0.07%

Shareholder Services Fee (after waiver) (4)                                        0.00%       0.00%      0.00%

Total Operating Expenses (5)                                                       0.07%       0.82%      0.82%


(1) For shareholders of Class B Shares, the contingent deferred sales charge is 5.50% in the first year declining to 1.00% in the sixth year and 0.00% thereafter. For shareholders of Class C Shares, the contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of Shares redeemed within one year of their purchase date. For a more complete description, see "Contingent Deferred Sales Charge."

(2) The management fee is contingent upon the grant of certain exemptive relief from the SEC. If the Fund were paying or accruing the management fee, the Fund would be able to pay up to 1.25% of its average daily net assets which are invested in individual stocks, bonds or money market instruments, and not on those assets invested in shares of the underlying funds. The Fund has no present intention of paying or accruing the asset allocation fee during the fiscal year ending November 30, 1998. If the Fund were paying or accruing the asset allocation fee, the Fund would be able to pay up to 0.20% of those average daily net assets invested in the underlying funds.

(3) The Class A Shares have no present intention of paying or accruing the 12b-1 fee during the fiscal year ending November 30, 1998. If the Class A Shares were paying or accruing the 12b-1, the Class A Shares would be able to pay up to 0.25% of its average daily net assets for the 12b-1 fee.

(4) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(5) The total Class A Shares, Class B Shares, and Class C Shares operating expenses would have been 4.39%, 3.60%, and 3.51% respectively, absent the voluntary waiver described in note 4 above and the voluntary reimbursement of certain other operating expenses. Class B Shares convert to Class A Shares (which pay lower ongoing expenses) approximately eight years after purchase.

                                                                     PERCENTAGE
                                                       CLASS A     OF PORTFOLIO'S
                                                    EXPENSE RATIO    NET ASSETS
                                                    -------------  --------------
Federated Asia Pacific Growth Fund                       1.85           20%
Federated European Growth Fund                           1.84           30
Federated Emerging Markets Fund                          2.56           15
Federated International Small Company Fund               1.95           20
Federated Latin American Growth Fund                     2.00           15
                                                                       100%


The Federated International Growth Fund will invest substantially all of its assets in the Class A Shares of the five underlying Federated funds without a sales charge. Based upon the expense ratios and anticipated allocations above, the anticipated average weighted expense ratio for the underlying funds, for the fiscal year ending November 30, 1998, is 1.99%. An investor in either the A, B or C share classes of the Federated International Growth Fund would therefore incur the 1.99% expenses of the underlying funds in addition to expenses of the Federated International Growth Fund shown in the Annual Operating Expense Table. These figures are only an approximation of the net expenses an investor in the Federated International Growth Fund might expect to incur, since the assets of the portfolio invested in each of the underlying funds will change over time.
    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Purchasing Shares" and "Corporation Information." Wire-transferred redemptions of less than $5,000 may be subject to additional
fees.      LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF
THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE                                                                      CLASS A     CLASS B     CLASS C
-------------------------------------------------------------------------    -------     -------     -------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) redemption at the end of each time period, and (3) payment of the maximum sales charge.
1 Year                                                                          $56         $66        $ 19
3 Years                                                                         $57         $71        $ 26
5 Years                                                                         $59         $70        $ 46
10 Years                                                                        $64         $80        $101

You would pay the following expenses on the same investment, assuming no redemption.
1 Year                                                                          $56         $ 8        $  8
3 Years                                                                         $57         $26        $ 26
5 Years                                                                         $59         $46        $ 46
10 Years                                                                        $64         $80        $101


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS
THAN THOSE SHOWN.




FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report, dated December 31, 1997, on the Fund's financial statements for the period ended November 30, 1997, and on the following table for the period presented, is included in the Annual Report, which is incorporated by reference herein. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                                             PERIOD ENDED
                                                                                             NOVEMBER 30,
                                                                                               1997(A)
                                                                                             ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                             $10.00
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------
Net operating loss                                                                                (0.01)
-----------------------------------------------------------------------------------
Net realized and unrealized loss on investments                                                   (1.26)
-----------------------------------------------------------------------------------              ------
Total from investment operations                                                                  (1.27)
-----------------------------------------------------------------------------------              ------
NET ASSET VALUE, END OF PERIOD                                                                   $ 8.73
-----------------------------------------------------------------------------------              ------
TOTAL RETURN(B)                                                                                  (12.70%)
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------
Expenses                                                                                           0.07%*
-----------------------------------------------------------------------------------
Net operating loss                                                                                (0.01%)*
-----------------------------------------------------------------------------------
Expense waiver/reimbursement(c)                                                                    4.32%*
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                                         $10,562
-----------------------------------------------------------------------------------
Portfolio turnover                                                                                    3%
-----------------------------------------------------------------------------------

*   Computed on an annualized basis.

(a) Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment loss ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated November 30, 1997, which can be obtained free of charge.


FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report, dated December 31, 1997, on the Fund's financial statements for the period ended November 30, 1997, and on the following table for the period presented, is included in the Annual Report, which is incorporated by reference herein. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                                             PERIOD ENDED
                                                                                             NOVEMBER 30,
                                                                                               1997(A)
                                                                                             ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                             $10.00
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------
Net operating loss                                                                                (0.01)
-----------------------------------------------------------------------------------
Net realized and unrealized loss on investments                                                   (1.28)
-----------------------------------------------------------------------------------              ------
Total from investment operations                                                                  (1.29)
-----------------------------------------------------------------------------------              ------
NET ASSET VALUE, END OF PERIOD                                                                   $ 8.71
-----------------------------------------------------------------------------------              ------
TOTAL RETURN(B)                                                                                  (12.90%)
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------
Expenses                                                                                           0.82%*
-----------------------------------------------------------------------------------
Net operating loss                                                                                (0.77%)*
-----------------------------------------------------------------------------------
Expense waiver/reimbursement(c)                                                                    2.78%*
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                                          $5,036
-----------------------------------------------------------------------------------
Portfolio turnover                                                                                    3%
-----------------------------------------------------------------------------------

*   Computed on an annualized basis.

(a) Reflects operations for the period from July 1, 1997 (date of initial public offering) to November 30, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment loss ratios shown above.


Further information about the Fund's performance is contained in the Fund's Annual Report, dated November 30, 1997, which can be obtained free of charge.



FINANCIAL HIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report, dated December 31, 1997, on the Fund's financial statements for the period ended November 30, 1997, and on the following table for the period presented, is included in the Annual Report, which is incorporated by reference herein. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.

                                                                                             PERIOD ENDED
                                                                                             NOVEMBER 30,
                                                                                               1997(A)
                                                                                             ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                             $10.00
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------
Net operating loss                                                                                (0.01)
-----------------------------------------------------------------------------------
Net realized and unrealized loss on investments                                                   (1.27)
-----------------------------------------------------------------------------------              ------
Total from investment operations                                                                  (1.28)
-----------------------------------------------------------------------------------              ------
NET ASSET VALUE, END OF PERIOD                                                                   $ 8.72
-----------------------------------------------------------------------------------              ------
TOTAL RETURN(B)                                                                                  (12.80%)
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------
Expenses                                                                                           0.82%*
-----------------------------------------------------------------------------------
Net operating loss                                                                                (0.77%)*
-----------------------------------------------------------------------------------
Expense waiver/reimbursement(c)                                                                    2.69%*
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                                            $680
-----------------------------------------------------------------------------------
Portfolio turnover                                                                                    3%
-----------------------------------------------------------------------------------

*   Computed on an annualized basis.

(a) Reflects operations for the period from July 1, 1997 (date of initial public offering) to November 30, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment loss ratios shown above.


Further information about the Fund's performance is contained in the Fund's Annual Report, dated November 30, 1997, which can be obtained free of charge.




GENERAL INFORMATION


The Corporation was incorporated under the laws of the State of Maryland on January 25, 1994. Class A Shares, Class B Shares and Class C Shares of the Fund ("Shares") are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of foreign equity securities.

The Fund's current net asset value and offering price may be found in the mutual funds section of local newspapers under "Federated" and the appropriate class designation listing.


CALLING THE FUND

Call the Fund at 1-800-341-7400.




INVESTMENT INFORMATION


INVESTMENT OBJECTIVE

The Fund's objective is to provide long-term growth of capital. Any income received from the portfolio is incidental. The investment objective cannot be changed without the approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.


INVESTMENT POLICIES

The Fund pursues its investment objective by investing in shares of other open-end management investment companies for which affiliates of Federated Investors serve as investment adviser and principal underwriter (the "Federated Funds," herein referred to as the "underlying funds") that invest primarily in foreign equity securities. The underlying funds in which the Fund will invest include, but are not limited to, Federated Asia Pacific Growth Fund, Federated Emerging Markets Fund, Federated European Growth Fund, Federated International Small Company Fund, and Federated Latin American Growth Fund.






The Fund's strategy of investing in the shares of other international equity funds is designed (but not guaranteed) to reduce the risk associated with investing in a single sector-or regional-specific underlying fund. Holding a diversified portfolio of international equity funds also may provide access to a wider range of companies, industries, countries, and markets than would be available through any one underlying fund. International securities and markets are subject to currency rate fluctuations and potentially greater price volatility and liquidity considerations than U.S. securities. Investors have historically sought to reduce these risks through multi-country diversification. The Fund is designed to give shareholders a single investment that offers broad international diversification.

Each of the underlying funds is a diversified portfolio which seeks to provide long-term growth of capital. The Federated Asia Pacific Growth Fund pursues its investment objective by investing primarily in equity securities of Asian and Pacific Rim companies. The Federated European Growth Fund pursues its investment objective by investing primarily in a professionally managed and diversified portfolio of European companies. The Federated Emerging Markets Fund pursues its investment objective by investing primarily in a professionally managed and diversified portfolio of securities of issuers and companies located in countries having emerging markets. The Federated International Small Company Fund pursues its investment objective by investing primarily in a professionally managed and diversified portfolio of equity securities of small foreign companies. The Federated Latin American Growth Fund pursues its investment objective by investing primarily in equity securities of Latin American companies.


Under normal market conditions, and as an investment policy, the Fund will invest at least 65% of its total assets in underlying funds that are international equity funds. However, as an operational policy, the Fund anticipates investing substantially all of its assets in international equity funds. International equity funds are those which invest primarily in equity securities of companies located in three or more countries outside the United States. The fund's adviser, Federated Global Research Corp. (the "Adviser"), will attempt to identify and select a varied portfolio of international equity funds which presents the greatest long-term capital growth potential based on the Adviser's analysis of many factors.


The Adviser will allocate the Fund's assets across the underlying funds such that the Fund will be exposed to large and small capitalization stocks from both developed and emerging markets outside of the United States. Small capitalization companies are those companies that have a market capitalization of $1.5 billion or less at the time of purchase. Large capitalization companies are those companies that have a market capitalization of over $1.5 billion at the time of purchase. Generally included in emerging markets are all countries in the world except Australia, Canada, Japan, New Zealand, the United States, and most western European countries. From time to time, the Adviser will alter the allocation percentages of the underlying funds based on market risk, economic fundamentals and unique market characteristics within the foreign markets an asset classes in which the underlying funds invest. The Adviser will first assess the relative attractiveness of geographic regions and individual countries. After identifying the most and least attractive countries or regions, consideration will be given to expected returns and risks before deciding which areas, if any, to overweight or underweight. By rebalancing the Fund through investment of the proceeds of new purchases into the Fund, by making purchases and sales among the shares of the underlying funds, or a combination of the two, the Adviser will continually manage the Fund's exposure to large and small capitalization stocks from both developed and emerging markets.


Because the Fund and the underlying funds may invest in substantially similar securities in a similar fashion, thereby incurring similar risks, all further references to the Fund hereinafter include the underlying funds unless otherwise indicated. Although many of the underlying funds may have the same or similar investment policies as the Fund, they are not required to do so.

Assets not invested in international equity funds may be invested in underlying funds other than international equity funds, such as global funds (funds that invest primarily in securities of issuers throughout the world, including the United States).

The Fund also may enter into forward commitments, repurchase agreements, and foreign currency transactions; maintain reserves in foreign or U.S. money market instruments; and purchase options and financial futures contracts.


Unless indicated otherwise, the investment policies of the Fund may be changed by the Board of Directors (the "Directors") without approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.

Were the Fund to receive certain exemptive relief from the SEC, the Fund would also be permitted to invest directly in a professionally managed diversified portfolio of equity securities of companies domiciled outside the United States that the Adviser believes offer excellent opportunities for long-term growth. Additionally, the Fund, for liquidity purposes, may maintain direct investments in short-term money market securities rated A by one or more nationally recognized statistical rating organizations or, if unrated, are of comparable quality in the judgment of the Adviser. However, for temporary defensive purposes, when the Adviser determines that market conditions warrant, the Fund may invest up to 100% of its total assets in U.S. and foreign money market instruments.

To the extent that the Fund's assets are invested in the underlying funds, its investment performance will correspond directly to that of its proportionate investment in those underlying funds. This strategy involves certain additional expenses and certain tax results which would not be present in a direct investment in mutual funds. See "Expenses of the Fund and Class A Shares, Class B Shares and Class C Shares" and "Federal Income Tax." The Fund may purchase shares of no-load funds available without a transaction fee and/or pay their own distribution expenses. See "Additional Considerations of Investing in Other Investment Companies." Each underlying fund provides a prospectus and other disclosure documents to the Fund. These documents are also available to Fund shareholders directly from the underlying fund.


ACCEPTABLE INVESTMENTS

The equity securities in which the Fund may invest include common stock, preferred stock (either convertible or non-convertible), sponsored or unsponsored depositary receipts or shares, and warrants, including other substantially similar forms of equity with comparable risk characteristics as well as other forms which may be developed in the future. Securities may be purchased on securities exchanges, traded over-the-counter, or have no organized market. The Fund may also purchase corporate and government fixed income securities denominated in currencies other than U.S. dollars; enter into forward commitments, repurchase agreements and foreign currency transactions; maintain reserves in foreign or U.S. money market instruments and cash; and purchase options and financial futures contracts.



COMMON AND PREFERRED STOCK

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

In selecting securities, the Adviser typically evaluates industry trends, a company's financial strength, its competitive position in domestic and export markets, technology, recent developments and profitability, together with overall growth prospects. Other considerations generally include quality and depth of management, government regulation, and availability and cost of labor and raw materials. Investment decisions are made without regard to arbitrary criteria as to minimum asset size, debt-equity ratios or dividend history of portfolio companies.


DEPOSITARY RECEIPTS

The Fund may invest in foreign issuers by purchasing sponsored or unsponsored securities representing underlying international securities such as American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Global Depositary Certificates ("GDCs"), International Depositary Receipts ("IDRs"), and Russian Depositary Certificates ("RDCs") or securities convertible into foreign equity securities. ADRs and ADSs typically are issued by a United States bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), GDRs, GDCs, IDRs and RDCs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. ADRs, ADSs, CDRs, EDRs, GDRs, GDCs, IDRs, and RDCs are collectively known as "Depositary Receipts." Depositary Receipts may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored Depositary Receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


DEBT SECURITIES


In pursuit of the Fund's objective of long-term growth of capital, the Fund may invest up to 35% of its total assets in debt securities. Capital appreciation in debt securities may arise as a result of favorable changes in the creditworthiness of issuers, relative interest rate levels, or relative foreign exchange rates. Any income received from debt securities will be incidental to the Fund's objective of long-term growth of capital. These debt obligations consist of U.S. and foreign government securities and corporate debt securities, including, but not limited to, Samurai and Yankee bonds, Eurobonds and Depositary Receipts. The issuers of such debt securities may or may not be domiciled in emerging countries.

The debt securities in which the Fund may invest may be rated, at the time of purchase, as low as C by Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service L.P. ("Fitch") or by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, are of comparable quality as determined by the Adviser. Such debt securities are commonly known as "junk bonds." Downgraded securities will be evaluated on a case-by-case basis by the Adviser. The Adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates. Please refer to the Appendix in this prospectus for a description of these ratings.


CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS- (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS- (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS- (Preferred Equity Redemption Cumulative Stock (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES- (Preferred Redeemable Increased Dividend Securities (which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. Convertible securities rated below investment grade may be subject to some of the same risks as those inherent in junk bonds. The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the Fund invests in convertible securities irrespective of their ratings. This could result in the Fund purchasing and holding, without limit, convertible securities rated below investment grade by an NRSRO or in the Fund holding such securities where they have acquired a rating below investment grade after the Fund has purchased it.

The Fund's investments in convertible securities will not be subject to the quality rating limit on other securities in which the Fund invests.

Please see "Risk Factors Relating to Investing in High Yield
Securities".



RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Securities that can be traded without restrictions in non-U.S. securities markets will not be treated as restricted, even if they cannot be traded in U.S. securities markets without restriction. Restricted securities may be issued by new and early stage companies which may include a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of registration. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Directors to be liquid, over-the counter options, swap agreements not determined to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.


REPURCHASE AGREEMENTS


The Fund may invest in repurchase agreements. Repurchase agreements are arrangements by which the Fund purchases a security for cash and obtains a simultaneous commitment from the seller (usually a bank or broker/dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Fund's risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Fund to sell the security in the open market in the case of a default. In such a case, the Fund may incur costs in disposing of the security which would increase Fund expenses. The Adviser will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for different times in the future. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Directors and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times.


TEMPORARY INVESTMENTS

For temporary defensive purposes, when the Adviser determines that market conditions warrant (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the Fund may invest in U.S. and foreign debt instruments as well as cash or cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements.


FORWARD COMMITMENTS

Forward commitments are contracts to purchase securities for a fixed price at a date beyond customary settlement time. The Fund may enter into these contracts if liquid securities in amounts sufficient to meet the purchase price are segregated on the Fund's records at the trade date and maintained until the transaction has been settled. Risk is involved if the value of the security declines before settlement. Although the Fund enters into forward commitments with the intention of acquiring the security, it may dispose of the commitment prior to settlement and realize short-term profit or loss.


FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. Cross-hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability that is the subject of the hedge.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between 24 hours and 60 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the Adviser will consider the likelihood of changes in currency values when making investment decisions, the Adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the value of the Fund's assets denominated in that currency at the time the contract was initiated, but as consistent with their other investment policies and as not otherwise limited in their ability to use this strategy.


OPTIONS


The Fund may deal in options on foreign currencies, securities, and securities indices, and on futures contracts involving these items, which options may be listed for trading on an international securities exchange or traded over-the-counter. The Fund may use options to manage interest rate and currency risks. The Fund may also write covered call options and secured put options to seek to generate income or lock in gains.


A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is the risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets, and with a wider range of expiration dates and exercise prices, than are exchange traded options.

It is not certain that a secondary market for positions in options, or futures contracts (see below), will exist at all times. Although the Adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.


FUTURES AND OPTIONS ON FUTURES

The Fund may enter into futures contracts involving foreign currency, securities, and securities indices, or options thereon, for bona fide hedging purposes. The Fund may also enter into such futures contracts or related options for purposes other than bona fide hedging if the aggregate amount of initial margin deposits exclusive of the margin needed for foreign currency hedging, on the Fund's futures and related options positions would not exceed 5% of the net liquidation value of the Fund's assets, provided further that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In addition, the Fund may not sell futures contracts if the value of such futures contracts exceeds the total market value of the Fund's portfolio securities. Futures contracts and options thereon sold by the Fund are generally subject to segregation and coverage requirements established by either the Commodities Futures Trading Commission ("CFTC") or the SEC, with the result that, if the Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate on an ongoing basis with its custodian cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund's obligations with respect to such instruments.

The Fund may enter into securities index futures contracts and purchase and write put and call options on securities index futures contracts that are traded on regulated exchanges, including non-U.S. exchanges, to the extent permitted by the CFTC. Securities index futures contracts are based on indexes that reflect the market value of securities of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

The Fund may enter into securities index futures contracts to sell a securities index in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When the Fund is not fully invested and anticipates a significant market advance, it may enter into futures contracts to purchase the index in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In many of these transactions, the Fund will purchase such securities upon termination of the futures position but, depending on market conditions, a futures position may be terminated without the corresponding purchases of common stock. The Fund may also invest in securities index futures contracts when the Adviser believes such investment is more efficient, liquid, or cost-effective than investing directly in the securities underlying the index.

An option on a securities index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a securities index futures contract. The Fund may purchase and write put and call options on securities index futures contracts in order to hedge all or a portion of its investment and may enter into closing purchase transactions with respect to written options in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. The Fund may also invest in options on securities index futures contracts when the Adviser believes such investment is more efficient, liquid or cost-effective than investing directly in the futures contract or in the securities underlying the index, or when the futures contract or underlying securities are not available for investment upon favorable terms.

The use of futures and related options involves special consideration and risks, for example, (1) the ability of the Fund to utilize futures successfully will depend on the Adviser's ability to predict pertinent market movements; (2) there might be imperfect correlation, or even no correlation, between the change in market value of the securities held by the Fund and the prices of the futures and options thereon relating to the securities purchased or sold by the Fund. The use of futures and related options may reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements but they can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in positions. No assurance can be given that the Adviser's judgment in this respect will be correct.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

New futures contracts, options thereon, and other financial products and risk management techniques continue to be developed. The Fund may use these investments and techniques to the extent consistent with its investment objectives and regulatory and federal tax considerations.


RISKS OF FUTURES AND OPTIONS TRANSACTIONS

When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.


SWAP AGREEMENTS

As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments, its share price and yield.

Swap agreements are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements to reduce its exposure through offsetting transactions. When the Fund enters into a swap agreement, assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.


RISK CHARACTERISTICS OF FOREIGN SECURITIES

Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments. In an attempt to reduce some of these risks, the Fund diversifies its investments broadly among foreign countries which may include both developed and developing countries.

The Fund may take advantage of the unusual opportunities for higher returns available from investing in developing countries. These investments carry considerably more volatility and risk because they generally are associated with less mature economies and less stable political systems.

The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

Brokerage commissions, custodial services, and other costs relating to investment may be more expensive than in the United States. Foreign markets may have different clearance and settlement procedures such as requiring payment for securities before delivery. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.


RISK CONSIDERATIONS IN EMERGING MARKETS

Investing in securities of issuers in emerging market countries involves exposure to significantly higher risk than investing in countries with developed markets. Emerging market countries may have economic structures that are generally less diverse and mature and political systems that can be expected to be less stable than those of developed countries.

Securities prices in emerging market countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, emerging market countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Such countries may also have restrictions on foreign ownership or prohibitions on the repatriation of assets, and may have less protection of property rights than developed countries.

The economies of emerging market countries may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in emerging market countries typically offer less regulatory protection for investors.


CURRENCY RISKS

Because the majority of securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in the currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease. Under the United States Internal Revenue Code, (the "Code"), the Fund is required to separately account for the foreign currency component of gains or losses, which will usually be viewed under the Code as items of ordinary and distributable income or loss, thus affecting the Fund's distributable income. (See "Federal Income Tax").

The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund will not convert its holdings of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

FOREIGN COMPANIES

Other differences between investing in foreign and U.S. companies include:

* less publicly available information about foreign companies;

* the lack of uniform accounting, auditing, and financial reporting standards and practices or regulatory requirements comparable to those applicable to U.S. companies;

* less readily available market quotations on foreign companies;

* differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks;

* differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments;

* the limited size of many foreign securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of securities;

* the likelihood that foreign securities may be less liquid or more volatile;

* foreign brokerage commissions may be higher;

* unreliable mail service between countries;

* political or financial changes which adversely affect investments in some countries;

* increased risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities;

* certain markets may require payment for securities before delivery;

* religious and ethnic instability; and

* certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests.


U.S. GOVERNMENT POLICIES

In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors such as the Fund. Investors are advised that when such policies are instituted, the Fund will abide by them.


DIVERSIFICATION

With respect to 75% of the value of total assets, the Fund will not invest more than 5% in securities of any one issuer, other than cash, cash items, securities of investment companies or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities or acquire more than 10% of the outstanding voting securities of any one issuer (for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts and securities of mutual funds shall not be subject to this restriction). This policy cannot be changed without the approval of holders of a majority of the Fund's shares.


NON-DIVERSIFICATION

The underlying funds in which the Fund invests may be non-diversified investment companies. As such, there is no Investment Company Act of 1940 ("1940 Act") limit on the percentage of assets which can be invested in any single issuer. An investment in such funds, therefore, will entail greater risks than would exist in diversified investment companies because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities of such issuer held by the fund will have a greater impact on the total value of the fund's portfolio than would be the case if the fund were diversified among more issuers.


However, it is anticipated that the underlying funds will comply with Subchapter M of the Code. This requires that at the end of each quarter of the taxable year, the aggregate value of all investments in any one issuer (except U.S. government obligations, cash, cash items and other investment companies) which exceed 5% of a fund's total assets shall not exceed 50% of the value of its total assets, and, with respect to the remaining assets, no more than 25% of a fund's assets shall be invested in a single issuer.



RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES

The debt securities in which the Fund invests are usually not in the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P or Fitch and Aaa, Aa, or A for Moody's), but are in the lower rating categories or are unrated, but are of comparable quality and have speculative characteristics or are speculative. Lower-rated bonds or unrated bonds are commonly referred to as "junk bonds." A description of the rating categories is contained in the Appendix of this prospectus.

Debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower-rated bonds tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds.

The Fund's Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.


ADDITIONAL CONSIDERATIONS OF INVESTING IN OTHER INVESTMENT
COMPANIES

Any investment in a mutual fund involves risk and, although the Fund invests in a number of underlying funds, this practice does not eliminate investment risk.

Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold portfolio securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

The Fund may purchase shares of both load and no-load underlying funds (including those with a contingent deferred sales charge). However, in most cases, the Fund anticipates purchasing fund shares without a sales charge or qualifying for a reduction or waiver of any sales charge because of the amount it intends to invest in the underlying fund.

Under the 1940 Act, a mutual fund must sell its shares at the price (including sales charge, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiation of sales charges. Therefore, the Fund currently is not able to negotiate the level of the sales charges at which it will purchase shares of load funds. Nevertheless, when appropriate, the Fund will purchase such shares pursuant to (i) letters of intent, permitting it to obtain reduced or no sales charges by aggregating its intended purchases over time (generally 13 months from the initial purchase under the letter); (ii) rights of accumulation, permitting it to obtain reduced or no sales charges as it purchases additional shares of an underlying fund; and (iii) the right to obtain reduced or no sales charges by aggregating its purchases of several funds within a family of mutual funds.


INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge its assets to secure such borrowings; or

* with respect to 75% of its total assets, invest more than 5% of the value of its total assets in securities of any one issuer (other than cash, cash items, securities of other investment companies, or securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, and repurchase agreements collateralized by such securities) or acquire more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval.


PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in the Fund's portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. Generally, a high portfolio turnover rate results in increased transaction costs and higher taxes paid by the Fund's shareholders. In addition, a high rate of portfolio turnover may result in the realization of a larger amount of capital gains which, when distributed to the Fund's shareholders, are taxable to them. Transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's Adviser deems it appropriate to make changes in the Fund's portfolio. There is no limit on the underlying funds' portfolio turnover rates.


HUB AND SPOKE(registered trademark) OPTION

If the Directors determine it to be in the best interest of the Fund and its shareholders, the Fund may in the future seek to achieve its investment objective by investing all of its assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed in substantially the same manner as the Fund.

The initial shareholder of the Fund (who is an affiliate of Federated Global Research) voted to vest authority to use this investment structure in the sole discretion of the Directors. No further approval of shareholders is required. Shareholders will receive at least 30 days prior notice of any such investment.

In making its determination, the Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although it is expected that the Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will remain the same or be materially reduced if this investment structure is implemented.


NET ASSET VALUE


The Fund's net asset value ("NAV") per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

All purchases, redemptions and exchanges are processed at the NAV next determined after the request in proper form is received by the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open.


INVESTING IN THE FUND

This prospectus offers three classes of Shares each with the characteristics described below.

                            CLASS A        CLASS B       CLASS C

Minimum and Subsequent     $1,500/$100     $1500/$100     $1500/$100
Investment Amounts

Minimum and Subsequent           $250/$100            $250/$100     $250/$100
Investment Amount
for Retirement Plans

Maximum Sales Charge           5.50%*          None           None

Maximum Contingent              None          5.50%+         1.00%#
Deferred Sales
Charge**

Conversion Feature                No            Yes++           No

* Class A Shares are sold at NAV, plus a sales charge as follows:

                              SALES          SALES          DEALER
                              CHARGE         CHARGE       CONCESSION
                               AS A           AS A           AS A
                            PERCENTAGE     PERCENTAGE     PERCENTAGE
                             OF PUBLIC       OF NET        OF PUBLIC
                             OFFERING        AMOUNT        OFFERING
AMOUNT OF TRANSACTION          PRICE        INVESTED         PRICE
---------------------       ----------     ----------     ----------
Less than $50,000              5.50%          5.82%          5.00%

$50,000 but less
than $100,000                  4.50%          4.71%          4.00%

$100,000 but less
than $250,000                  3.75%          3.90%          3.25%

$250,000 but less
than $500,000                  2.50%          2.56%          2.25%

$500,000 but less
than $1 million                2.00%          2.04%          1.80%

$1 million or greater          0.00%          0.00%          0.25%

** Computed on the lesser of the NAV of the redeemed Shares at the time of purchase or the NAV of the redeemed Shares at the time of redemption.

 + The following contingent deferred sales charge schedule applies to Class B
   Shares:

YEAR OF REDEMPTION       CONTINGENT DEFERRED
AFTER PURCHASE               SALES CHARGE
--------------------     ------------------
First                          5.50%
Second                         4.75%
Third                          4.00%
Fourth                         3.00%
Fifth                          2.00%
Sixth                          1.00%
Seventh and thereafter         0.00%

++ Class B Shares convert to Class A Shares (which pay lower ongoing expenses) approximately eight years after purchase. See "Conversion of Class B Shares."

 # The contingent deferred sales charge is assessed on Shares redeemed within one year of their purchase date.


PURCHASING SHARES

Shares of the Fund are sold on days on which the New York Stock Exchange is open. Shares of the Fund may be purchased as described below, either through a financial intermediary (such as a bank or broker/dealer) or by sending a wire or check directly to the Fund. Financial intermediaries may impose different minimum investment requirements on their customers. An account must be established with a financial intermediary or by completing, signing, and returning the new account form available from the Fund before Shares can be purchased. Shareholders in certain other Federated Funds may exchange their Shares for Shares of the corresponding class of the Fund. The Fund reserves the right to reject any purchase or exchange request.

In connection with any sale, Federated Securities Corp. may, from time to time, offer certain items of nominal value to any shareholder or investor.

PURCHASING SHARES THROUGH A FINANCIAL INTERMEDIARY

Orders placed through a financial intermediary are considered received when the Fund is notified of the purchase order or when payment is converted into federal funds. Purchase orders through a broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial intermediaries must be received by the financial intermediary and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial intermediary's responsibility to transmit orders promptly. Financial intermediaries may charge fees for their services.

The financial intermediary which maintains investor accounts in Class B Shares or Class C Shares with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial intermediaries may be subject to reclaim by the distributor for accounts transferred to financial intermediaries which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.


PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA 02266-8600; Attention; EDGEWIRE; For Credit to: (Fund Name) (Fund Class); (Fund Number-this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted.


PURCHASING SHARES BY CHECK

Shares may be purchased by mailing a check made payable to the name of the Fund (designate class of Shares and account number) to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).


SYSTEMATIC INVESTMENT PROGRAM

Under this program, funds in a minimum amount of $50 may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in the Fund. Shareholders should contact their financial intermediary or the Fund to participate in this program.


RETIREMENT PLANS

Fund Shares can be purchased as an investment for retirement plans or Individual Retirement Accounts ("IRA"). For further details, contact the Fund and consult a tax adviser.


CLASS A SHARES

Class A Shares are sold at NAV, plus a sales charge. However:


NO SALES CHARGE IS IMPOSED FOR CLASS A SHARES PURCHASED:

* through financial intermediaries that do not receive sales charge dealer concessions;

* by Federated Life Members; or


* through "wrap accounts" or similar programs under which clients pay a fee for services.

IN ADDITION, THE SALES CHARGE CAN BE REDUCED OR ELIMINATED BY:

* purchasing in quantity and accumulating purchases at the levels in the table under "Investing in the Fund";

* combining concurrent purchases of two or more funds;

* signing a letter of intent to purchase a specific quantity of shares within 13 months; or

* using the reinvestment privilege.

Consult a financial intermediary or Federated Securities Corp. for details on these programs. In order to eliminate the sales charge or receive sales charge reductions, Federated Securities Corp. must be notified by the shareholder in writing or by a financial intermediary at the time of purchase.


DEALER CONCESSION

For sales of Class A Shares, a dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the distributor. However, the distributor may offer to pay dealers up to 100% of the sales charge retained by it. Such payments may take the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees and their spouses to attend informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. In some instances, these incentives will be made available only to dealers whose employees have sold or may sell a significant amount of Shares. On purchases of $1 million or more, the investor pays no sales charge; however, the distributor will make twelve monthly payments to the dealer totaling 0.25% of the public offering price over the first year following the purchase. Such payments are based on the original purchase price of Shares outstanding at each month end. The sales charge for Shares sold other than through registered broker/dealers will be retained by Federated Securities Corp.

Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the establishment of customer accounts and purchases of Shares.


CLASS B SHARES

Class B Shares are sold at NAV. Under certain circumstances, a contingent deferred sales charge will be assessed at the time of a redemption. Orders for $250,000 or more of Class B Shares will automatically be invested in Class A Shares.


CONVERSION OF CLASS B SHARES

Class B Shares will automatically convert into Class A Shares after eight full years from the purchase date. Such conversion will be on the basis of the relative NAVs per Share, without the imposition of any charges. Class B Shares acquired by exchange from Class B Shares of another Federated Fund will convert into Class A Shares based on the time of the initial purchase.


CLASS C SHARES

Class C Shares are sold at NAV. A contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first full 12 months following purchase.


REDEEMING AND EXCHANGING SHARES

Shares of the Fund may be redeemed for cash or exchanged for Shares of the same class of other Federated Funds on days on which the Fund computes its NAV. Shares are redeemed at NAV less any applicable contingent deferred sales charge. Exchanges are made at NAV. Shareholders who desire to automatically exchange Shares, of a like class, in a pre-determined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. Information on this privilege is available from the Fund or your financial intermediary. Depending upon the circumstances, a capital gain or loss may be realized when Shares are redeemed or exchanged. Redemption proceeds will normally be sent the following day. However, in order to protect shareholders of the Corporation from possible detrimental effects of redemptions, the Adviser may cause a delay of two to seven days in sending redemption proceeds during certain periods of market volatility or for certain shareholders. Dividends are paid up to the day redemption proceeds are sent.


REDEEMING OR EXCHANGING SHARES THROUGH A FINANCIAL INTERMEDIARY

Shares of the Fund may be redeemed or exchanged by contacting your financial intermediary before 4:00 p.m. (Eastern Time). In order for these transactions to be processed at that day's NAV, financial intermediaries (other than broker/dealers) must transmit the request to the Fund before 4:00 p.m. (Eastern time), while broker/dealers must transmit the request to the Fund before 5:00 p.m. (Eastern time). The financial intermediary is responsible for promptly submitting transaction requests and providing proper written instructions. Customary fees and commissions may be charged by the financial intermediary for this service. Appropriate authorization forms for these transactions must be on file with the Fund.


REDEEMING OR EXCHANGING SHARES BY TELEPHONE

Shares acquired directly from the Fund may be redeemed in any amount, or exchanged, by calling 1-800-341-7400. Appropriate authorization forms for these transactions must be on file with the Fund. Shares held in certificate form must first be returned to the Fund as described in the instructions under "Redeeming or Exchanging Shares by Mail." Redemption proceeds will either be mailed in the form of a check to the shareholder's address of record or wire-transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed Shares purchased by check or through ACH will not be wired until that method of payment has cleared.

Telephone instructions will be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming or Exchanging Shares by Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, The telephone transaction privilege may be modified or terminated at any time. Shareholders would be promptly notified.


REDEEMING OR EXCHANGING SHARES BY MAIL


Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, Fund Name, Fund Class, P.O. Box 8600, Boston, Massachusetts 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the Share class designation; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.



REQUIREMENTS FOR REDEMPTION


Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.



SYSTEMATIC WITHDRAWAL PROGRAM

Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder of not less than $100. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000, other than retirement accounts subject to required minimum distributions. A shareholder may apply for participation in this program through his financial intermediary or by calling the Fund. Because participation in this program may reduce, and eventually deplete the shareholder's investment in the Fund, payments under this program should not be considered as yield or income. It is not advisable for shareholders to continue to purchase Class A Shares subject to a sales charge while participating in this program. A contingent deferred sales charge may be imposed on Class B Shares and Class C Shares.


CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the distributor. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. The contingent deferred sales charge will not be imposed with respect to Shares acquired through the reinvestment of dividends or distributions of long-term capital gains. In determining the applicability of the contingent deferred sales charge, the required holding period for your new Shares received through an exchange will include the period for which your original Shares were held.


ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE

Upon written notification to Federated Securities Corp. or the transfer agent, no contingent deferred sales charge will be imposed on redemptions:

* following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder;

* representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

* which are involuntary redemptions of shareholder accounts that do not comply with the minimum balance requirements;

* which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program;

* which are reinvested in the Fund under the reinvestment privilege;

* of Shares held by Directors, employees and sales representatives of the Fund, the distributor, or affiliates of the Fund or distributor, employees of any financial intermediary that sells Shares of the Fund pursuant to a sales agreement with the distributor, and their immediate family members to the extent that no payments were advanced for purchases made by these persons; and

* of Shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940 or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp. or its affiliates, or any other financial intermediary, to the extent that no payments were advanced for purchases made through such entities.

For more information regarding the elimination of the contingent deferred sales charge through a Systematic Withdrawal Program, or any of the above provisions, contact your financial intermediary or the Fund. The Fund reserves the right to discontinue or modify these provisions. Shareholders will be notified of such action.



ACCOUNT AND SHARE INFORMATION


CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.


DIVIDENDS AND DISTRIBUTIONS

Dividends are declared and paid annually to all shareholders invested in the Fund on the record date. Net long-term capital gains realized by the Fund, if any, will be distributed at least once every twelve months. Dividends and distributions are automatically reinvested in additional Shares of the Fund on payment dates, at the ex-dividend date without a sales charge, unless shareholders request cash payments on the new account form or by contacting the transfer agent.


ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may close an account by redeeming all Shares and paying the proceeds to the shareholder if the account balance falls below the applicable minimum investment amount. Retirement plan accounts and accounts where the balance falls below the minimum due to NAV changes will not be closed in this manner. Before an account is closed, the shareholder will be notified and allowed 30 days to purchase additional Shares to meet the minimum.




CORPORATION INFORMATION



MANAGEMENT OF THE CORPORATION


BOARD OF DIRECTORS

The Corporation is managed by a Board of Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. An Executive Committee of the Board of Directors handles the Board's responsibilities between meetings of the Board.


ADVISER

Investment decisions for the Fund are made by Federated Global Research Corp., the Fund's Adviser, subject to direction by the Directors. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.


ADVISORY FEES

Because the Fund does not invest in individual securities at the present time, it pays the Adviser no advisory fee.

The investment advisory fees of the underlying funds are not included in the Fund's advisory fee. There are separate investment advisory fees paid by each underlying fund. You would not incur the Fund's expenses if you were to invest in the underlying funds directly.


ASSET ALLOCATION FEE


The Fund has no present intention of paying or accruing the asset allocation fee during the fiscal year ending November 30, 1998. If an asset allocation fee were to be charged to the Fund, it could range up to an annual fee of .20% of the average daily net assets invested in the underlying funds. Before this fee would be implemented, the Directors' approval would be required.



ADVISER'S BACKGROUND


Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated Funds are presently at work in and through 4,500 financial institutions nationwide.

Drew J. Collins has been the Fund's portfolio manager since the Fund's inception. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's investment adviser. Mr. Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/ Portfolio
Manager for international equities at the College Retirement
Equities Fund from 1986 to 1994. Mr. Collins is a Chartered
Financial Analyst and received his M.B.A. in finance from the Wharton School of the University of Pennsylvania.

Henry A. Frantzen has been the Fund's portfolio manager since the Fund's inception. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's Adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 until 1995.


Both the Corporation and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of these codes are subject to review by the Directors, and could result in severe penalties.


DISTRIBUTION OF SHARES


Federated Securities Corp. is the principal distributor for Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

The distributor may offer to pay financial institutions an amount equal to 1.00% of the NAV of Class C Shares purchased by their clients or customers at the time of purchase. These payments will be made directly by the distributor from its assets, and will not be made from assets of the Fund. Financial institutions may elect to waive the initial payment described above; such waiver will result in the waiver by the Fund of the otherwise applicable contingent deferred sales charge.

The distributor will pay dealers an amount equal to 5.50% of the NAV of Class B Shares purchased by their clients or customers. These payments will be made directly by the distributor from its assets, and will not be made from the assets of the Fund. Dealers may voluntarily waive receipt of all or any portion of these payments. The distributor may pay a portion of the distribution fee discussed below to financial institutions that waive all or any portion of the advance payments.



DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the distributor may be paid a fee in an amount computed at an annual rate of up to 0.25% for Class A Shares and up to 0.75% for Class B Shares and Class C Shares of the average daily net assets of each class of Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The Fund does not currently make payments to the distributor or charge a fee under the Distribution Plan for Class A Shares, and shareholders of Class A Shares will be notified if the Fund intends to charge a fee under the Distribution Plan. For Class A Shares and Class C Shares, the distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers. With respect to Class B Shares, because distribution fees to be paid by the Fund to the distributor may not exceed an annual rate of 0.75% of Class B Shares' average daily net assets, it will take the distributor a number of years to recoup the expenses it has incurred for its sales services and distribution-related support services pursuant to the Plan.

The Distribution Plan is a compensation type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by Shares under the Plan.


In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily NAV of Class A Shares, Class B Shares, and Class C Shares to obtain certain personal services for shareholders and for the maintenance of shareholder accounts ("Shareholder Services"). The fee paid by the Fund to Federated Shareholder Services will be reduced to the extent that the Fund receives a fee from an underlying fund pursuant to the underlying fund's Shareholder Services Agreement with Federated Shareholder Services. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform Shareholder Services directly or will select financial institutions to perform Shareholder Services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.


In addition to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of sales services, distribution-related support services, or shareholder services.


OTHER PAYMENTS TO FINANCIAL INSTITUTIONS


Federated Securities Corp. will pay financial institutions, at the time of purchase of Class A Shares, an amount equal to 0.50% of the NAV of Class A Shares purchased by their clients or customers under certain qualified retirement plans as approved by Federated Securities Corp. (Such payments are subject to a reclaim from the financial institution should the assets leave the program within 12 months after purchase.)


Furthermore, with respect to Class A Shares, Class B Shares, and Class C Shares, Federated Securities Corp. and Federated Shareholder Services may offer to pay a fee from their own assets to financial institutions as financial assistance for providing substantial sales services, distribution related support services or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.


ADMINISTRATION OF THE FUND

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Corporation and the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:


                                 AVERAGE AGGREGATE DAILY
     MAXIMUM                        NET ASSETS OF THE
ADMINISTRATIVE FEE                   FEDERATED FUNDS
------------------         ----------------------------------
     0.150%                     on the first $250 million
     0.125%                     on the next $250 million
     0.100%                     on the next $250 million
     0.075%                on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.


EXPENSES OF THE FUND AND CLASS A SHARES, CLASS B SHARES, AND
CLASS C SHARES

Holders of Class A, Class B, and Class C Shares pay their allocable portion of Corporation and portfolio expenses.

The Corporation expenses for which holders of Class A, Class B, and Class C Shares pay their allocable portion include, but are not limited to: the cost of organizing the Corporation and continuing its existence; registering the Corporation with federal and state securities authorities; Directors' fees; auditors' fees; the cost of meetings of Directors; legal fees of the Corporation; association membership dues; and such non-recurring and extraordinary items as may arise from time to time.

The portfolio expenses for which holders of Class A, Class B, and Class C Shares pay their allocable portion include, but are not limited to: registering the portfolio and Shares of the portfolio; investment advisory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; and such non-recurring and extraordinary items as may arise from time to time.


At present, the only expenses which are allocated specifically to Class A, Class B, and Class C Shares as classes are expenses under the Corporation's Distribution Plan and fees for Shareholder Services. However, the Directors reserve the right to allocate certain other expenses to holders of Class A, Class B, and Class C Shares as it deems appropriate ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; transfer agent fees as identified by the transfer agent as attributable to holders of Class A, Class B, and Class C Shares; fees for Shareholder Services; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the SEC and registration fees paid to state securities commissions; expenses related to administrative personnel and services as required to support holders of Class A, Class B, and Class C Shares; legal fees relating solely to Class A, Class B, and Class C Shares and Directors' fees incurred as a result of issues relating solely to Class A, Class B, and Class C Shares.

An investor in the Fund should recognize that you may invest directly in underlying funds and that, by investing in underlying funds indirectly through the Fund, you will bear not only your proportionate share of the expenses of the Fund and as described above, but also, indirectly, similar expenses of the underlying funds. In addition, you will bear your proportionate share of expenses, if any, related to the distribution of the Fund's shares, see "Distribution of Shares," and also may indirectly bear expenses paid by an underlying fund related to the distribution of its shares. You also will bear your proportionate share of any sales charges incurred by the Fund related to the purchase of shares of the underlying funds. However, in certain instances, the Fund may be eligible to purchase underlying funds at a reduced or no sales charge, whereas an individual investor would have to pay the full sales charge if the investor directly invested in such underlying funds. In those instances, it may be possible for an investor to bear greater transaction and operating expenses by investing directly in the underlying funds than if the investor were to invest indirectly through such underlying funds as a shareholder in the Fund (even after aggregating the transaction and operating expenses of the Fund and the underlying funds). Finally, you should recognize that, as a result of the Fund's policies of investing in other mutual funds, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds. See "Dividends and Distributions" and "Federal Income Tax."



BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet this criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Directors.



SHAREHOLDER INFORMATION


VOTING RIGHTS


Each Share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote. All Shares of each portfolio or class in the Corporation have equal voting rights, except that in matters affecting only a particular portfolio or class, only Shares of that particular portfolio or class are entitled to vote.

As a Maryland corporation, the Corporation is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by the Directors or shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the written request of shareholders owning at least 10% of the Corporation's outstanding Shares of all series entitled to vote.


When the Fund is asked to vote on matters relating to the underlying funds, the Fund is required to either: seek voting instructions from its shareholders regarding underlying fund proxies and to vote such proxies in accordance with the instructions received; or to vote such proxies in the same proportion as the vote of all other holders of the underlying fund securities.



TAX INFORMATION


FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. However, the Fund may invest in the stock of certain foreign corporations which would constitute a Passive Foreign Investment Company ("PFIC"). Federal income taxes may be imposed on the Fund upon disposition of PFIC investments.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Corporation's other portfolios, if any, will not be combined for tax purposes with those realized by the Fund.

Investment income received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to reduced tax rates or exemptions on this income. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is unknown. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional Shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the Shares. No federal income tax is due on any dividends earned in an IRA or qualified retirement plan until distributed.

The Fund may invest in underlying funds with capital loss carry-forwards. If such an underlying fund realizes capital gains, it will be able to offset the gains to the extent of its loss carry-forwards in determining the amount of capital gains which must be distributed to its shareholders. To the extent that gains are offset in this manner, the Fund will not realize gains on the related fund until such time as the underlying fund is sold.


STATE AND LOCAL TAXES

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


PERFORMANCE INFORMATION

From time to time, the Fund advertises the total return for each class of Shares.

Total return represents the change, over a specified period of time, in the value of an investment in each class of Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.


The performance information reflects the effect of non-recurring charges, such as the maximum sales charge and contingent deferred sales charges, which, if excluded, would increase the total return.


Total return will be calculated separately for Class A Shares, Class B Shares, and Class C Shares. Expense differences between Class A Shares, Class B Shares and Class C Shares may affect the performance of each class.

From time to time, advertisements for Class A Shares, Class B Shares and Class C Shares of the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the performance of Class A Shares, Class B Shares and Class C Shares to certain indices.





APPENDIX


STANDARD AND POOR'S RATINGS SERVICES LONG TERM DEBT RATING
DEFINITIONS


AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's Ratings Group. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Debt rated BB has less near-term, vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE, INC. LONG TERM BOND RATING
DEFINITIONS

AAA -- Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated BAA are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




FITCH INVESTORS SERVICE, L.P.
LONG-TERM DEBT RATING DEFINITIONS


AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.


A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.


CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Bonds are imminent default in payment of interest or principal.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS


PRIME-1 -- Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:


*   Leading market positions in well established industries.

*   High rates of return on funds employed.

* Conservative capitalization structure with moderate reliance on debt and ample asset protection.

* Broad margins in earning coverage of fixed financial charges and high internal cash generation.

* Well established access to a range of financial markets and assured sources of alternate liquidity.


PRIME-2 -- Issuers rated PRIME-1 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.
Ample alternate liquidity is maintained.

STANDARD AND POOR'S RATINGS SERVICES COMMERCIAL PAPER RATINGS


A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


FITCH INVESTORS SERVICE, L.P. COMMERCIAL PAPER RATING
DEFINITIONS


FITCH-1 -- (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2 -- (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.





[LOGO OMITTED]

FEDERATED INTERNATIONAL GROWTH FUND

(A Portfolio of World Investment Series, Inc.)

Class A Shares,

Class B Shares,

Class C Shares



PROSPECTUS


JANUARY 31, 1998



An Open-End, Diversified Management Investment Company



FEDERATED INTERNATIONAL GROWTH FUND Class A Shares Class B Shares Class C Shares Federated Investors Funds 5800 Corporate Drive Pittsburgh, PA 15237-7000


DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
Pittsburgh, PA 15222-3779


INVESTMENT ADVISER

Federated Global Research Corp.
175 Water Street
New York, NY 10038-4965


CUSTODIAN

State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600


TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT

Federated Shareholder
Services Company

P.O. 8600

Boston, MA 02266-8600



INDEPENDENT AUDITORS


Ernst & Young LLP
One Oxford Centre
Pittsburgh, PA 15219



Federated Securities Corp., Distributor

Federated Investors Tower
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com



Cusip 981487739

Cusip 981487721

Cusip 981487713

G02118-01-ABC (1/98)



[RECYCLE LOGO]





              FEDERATED INTERNATIONAL GROWTH FUND
           A PORTFOLIO OF WORLD INVESTMENT SERIES, INC.
                         CLASS A SHARES
                         CLASS B SHARES
                         CLASS C SHARES

                 STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information should be read with the prospectus of Federated International Growth Fund (the "Fund"), a portfolio of World Investment Series, Inc. (the "Corporation") dated January 31, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED INTERNATIONAL GROWTH FUND
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PENNSYLVANIA 15237-7000

                 Statement dated January 31, 1998

[LOGO OMITTED]

Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.

Cusip 981487739
Cusip 981487721
Cusip 981487713
G02118-02-ABC (1/98)



TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE FUND                                    1
INVESTMENT OBJECTIVE AND POLICIES                                     1
  Types of Investments                                                1
  Convertible Securities                                              1
  Investing in Securities of Other Investment Companies               1
  When-Issued and Delayed Delivery Transactions                       1
  Lending of Portfolio Securities                                     2
  Repurchase Agreements                                               2
  Restricted and Illiquid Securities                                  2
  Futures and Options Transactions                                    2
  Futures Contracts                                                   3
  Put Options on Futures Contracts                                    3
  Call Options on Futures Contracts                                   3
  "Margin" in Futures Transactions                                    4
  Regulatory Restrictions                                             4
  Purchasing Put Options on Portfolio Securities                      4
  Writing Covered Call Options on Portfolio Securities                5
  Over-the-Counter Options                                            5
  Risks                                                               5
  Foreign Currency Transactions                                       7
  Special Considerations Affecting Emerging Markets                   9
  Additional Risk Considerations                                     10
  Portfolio Turnover                                                 10
  Investment Limitations                                             10
WORLD INVESTMENT SERIES, INC. MANAGEMENT                             13
  Fund Ownership                                                     16
  Directors Compensation                                             17
INVESTMENT ADVISORY SERVICES                                         17
  Adviser to the Fund                                                17
  Advisory Fees                                                      17
BROKERAGE TRANSACTIONS                                               18
OTHER SERVICES                                                       18
  Fund Administration                                                18
  Custodian and Portfolio Accountant                                 18
  Transfer Agent                                                     19
  Independent Auditors                                               19
PURCHASING SHARES                                                    19
  Quality Discounts and Accumulated Purchases                        19
  Concurrent Purchases                                               19
  Letter of Intent                                                   19
  Reinvestment Privilege                                             19
  Conversion of Class B Shares                                       20
  Distribution Plan and Shareholder Services Agreement               20
  Purchases by Sales Representatives, Corporation Directors,
  and Employees                                                      21
DETERMINING NET ASSET VALUE                                          21
  Determining Market Value of Securities                             21
  Trading in Foreign Securities                                      21
REDEEMING SHARES                                                     22
  Redemption in Kind                                                 22
  Contingent Deferred Sales Charge                                   22
TAX STATUS                                                           23
  The Fund's Tax Status                                              23
  Shareholders' Tax Status                                           23
TOTAL RETURN                                                         23
YIELD                                                                24
PERFORMANCE COMPARISONS                                              24
  Economic and Market Information                                    25
ABOUT FEDERATED INVESTORS                                            25
  Mutual Fund Market                                                 26
  Institutional Clients                                              26
  Bank Marketing                                                     26
  Broker/Dealers and Bank Broker/Dealer Subsidiaries                 26
FINANCIAL STATEMENTS                                                 26

GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio in World Investment Series, Inc. (the
"Corporation"), which was established under the laws of the State of Maryland on January 25, 1994.


Shares of the Fund are offered in three classes, known as Class A Shares, Class B Shares, and Class C Shares (individually and collectively referred to as "Shares" as the context may require). This Statement of Additional Information relates to all three classes of the above-mentioned Shares. of the Fund.


INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to provide long-term growth of capital. Any income realized from the portfolio is incidental. The Fund pursues its investment objective by investing primarily in shares of other mutual funds, the portfolios of which consist primarily of equity securities of non-U.S. issuers. Additionally, pursuant to exemptive relief from the Securities and Exchange Commission ("SEC"), the Fund may also invest directly in equity securities of companies domiciled outside the United States. The investment objective cannot be changed without approval of shareholders.

TYPES OF INVESTMENTS

The Fund invests primarily in shares of other open-end management investment companies for which affiliates of Federated Investors serve as investment adviser and principal underwriter (the "Federated Funds" and herein referred to as the "underlying funds") that invest primarily in foreign equity securities. To the extent that the Fund's assets are invested in underlying funds, its investment experience will correspond directly with that of its proportionate investment in those funds. The Fund may also invest in a diversified portfolio composed of non-U.S. securities and directly in the securities held by the underlying funds. Because the Fund and the underlying funds will have substantially similar investment experiences and incur similar risks, all further references to the Fund hereinafter include the underlying funds unless otherwise indicated. Although many of the underlying funds have the same or similar investment policies as the Fund, they are not required to do so.

A substantial portion of these instruments will be equity securities of companies domiciled outside the United States. The Fund will invest in equity securities denominated in foreign currencies, including European Currency Units, of issuers located in at least three countries outside of the United States and sponsored or unsponsored depositary receipts. The Fund may also enter into forward commitments, repurchase agreements, foreign currency transactions and maintain reserves in foreign or U.S.
money market instruments.


CONVERTIBLE SECURITIES

Dividend Enhanced Convertible Securities ("DECS"), or similar instruments marketed under different names, offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

Preferred Equity Redemption Cumulative Stock ("PERCS"), or similar instruments marketed under different names, offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

LENDING OF PORTFOLIO SECURITIES

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.


There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.


REPURCHASE AGREEMENTS

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by Federated Global Research, the Fund's investment adviser (the "Adviser") to be creditworthy pursuant to guidelines established by the Corporation's Board of Directors (the "Directors").

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Federated Global Research Corp., the Fund's Adviser (the "Adviser") to be creditworthy.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Directors to determine the liquidity of certain restricted securities is permitted under an SEC staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933, as amended (the "Rule"). The Rule is a non-exclusive safe-harbor for certain secondary market transactions involving registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Fund believes that the staff of the SEC has left the question of determining the liquidity of all restricted securities to the Directors. The Directors may consider the following criteria in determining the liquidity of certain restricted securities:

*  the frequency of trades and quotes for the security;

* the number of dealers willing to purchase or sell the security and the number of other potential buyers;

*  dealer undertakings to make a market in the security; and

*  the nature of the security and the nature of the marketplace trades.

Notwithstanding the foregoing, securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent transaction shall be treated as illiquid securities by the Directors.

FUTURES AND OPTIONS TRANSACTIONS

The Fund may engage in futures and options hedging transactions. In an effort to reduce fluctuations in the net asset value of Shares, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures contracts may be closed out only on the exchange on which the position was established.

FUTURES CONTRACTS

The Fund may engage in transactions in futures contracts. A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. However, a stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made.

The purpose of the acquisition or sale of a futures contract by the Fund is to protect the Fund from fluctuations in the value of its securities caused by anticipated changes in interest rates or market conditions without necessarily buying or selling the securities. For example, in the fixed income securities market, price generally moves inversely to interest rates. A rise in rates generally means a drop in price. Conversely, a drop in rates generally means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the anticipated holding period. The Fund would "go long" (i.e., agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

PUT OPTIONS ON FUTURES CONTRACTS

The Fund may engage in transactions in put options on futures contracts. The Fund may purchase listed put options on futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. The Fund would purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option may be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities. Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

When the Fund sells a put on a futures contract, it receives a cash premium which can be used in whatever way is deemed most advantageous to the Fund. In exchange for such premium, the Fund grants to the purchaser of the put the right to receive from the Fund, at the strike price, a short position in such futures contract, even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The Fund has no obligation to return premiums paid to it whether or not the option is exercised. It will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction.

CALL OPTIONS ON FUTURES CONTRACTS

The Fund may engage in transactions in call options on futures contracts. In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio against, for example, an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise or as stock prices fall, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase. In other words, as the underlying future's price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can help substantially to offset the drop in value of the Fund's portfolio securities. Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then help offset the decrease in value of the hedged securities.

When the Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strike price determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures contract.

The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio (including cash or cash equivalents) plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"MARGIN" IN FUTURES TRANSACTIONS

Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with the custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contracts initial margin does not involve a borrowing by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.


A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.


REGULATORY RESTRICTIONS

To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid status as a "commodity pool operator," the Fund will not enter into a futures contract, or purchase an option thereon, if immediately thereafter the initial margin deposits for futures contracts held by it, plus premiums paid by it for open options on futures, would exceed 5% of the total assets of the Fund. The Fund will not engage in transactions in futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the value of assets which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased in order to protect against a price increase on securities or other assets intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts at all times will not exceed the sum of (1) accrued profit on such contracts held by the broker; (2) cash or high-quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days or less.

PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES

The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES

The Fund may write covered call options to generate income. As a writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

OVER-THE-COUNTER OPTIONS

The Fund may purchase and write over-the-counter options ("OTC options") on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Fund and not traded on an exchange.

OTC options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

RISKS

  OPTIONS

    Certain hedging vehicles have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such hedging strategies could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may both be liquid in all circumstances and certain over-the-counter options may have not markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of hedging strategies would reduce net asset value, and possibly income, and such losses can be greater than if the hedging strategies had not been utilized.

  COMBINED TRANSACTIONS

    The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transaction (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single hedging strategy, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS

    Among the hedging strategies into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors, and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rating payments of fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

    The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended, and, accordingly, will not treat them as being subject to its borrowing restrictions. There is no minimal acceptable rating for a swap, cap, floor, or collar to be purchased or held in the Fund's portfolio. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  RISKS OF HEDGING STRATEGIES OUTSIDE THE U.S.

    When conducted outside the U.S., hedging strategies may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

    Many hedging strategies, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid high grade assets equal to the exercise price.

    Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligations.

    OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OTC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OTC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OTC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an equal amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

    In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

    With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

    Strategic transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging strategies. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other hedging strategies may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

    The Fund's activities involving hedging strategies may be limited by the requirements of Subchapter M of the Internal
    Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. (See "Tax
    Status")

FOREIGN CURRENCY TRANSACTIONS
  CURRENCY RISKS

    The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. The Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.

    The Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    The Fund may enter into forward foreign currency exchange contracts in order to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency exchange.

    The Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

  FOREIGN CURRENCY OPTIONS

    A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.

    When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

    A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

  SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS

    Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

  FOREIGN CURRENCY FUTURES TRANSACTIONS

    By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

  SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY FUTURES
  CONTRACTS AND RELATED OPTIONS

    Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

    Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

SPECIAL CONSIDERATIONS AFFECTING EMERGING MARKETS

Investing in equity securities of companies in emerging markets may entail greater risks than investing in equity securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Investing in the securities of companies in emerging markets, may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

Settlement mechanisms in emerging markets may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays or failures.

Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had any may continue to have negative effects on the economies and securities markets of certain Latin American countries.

  POLITICAL, SOCIAL AND ECONOMIC RISKS

    Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

    Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose its entire investment in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

    Certain countries in which the Fund may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extraconsititutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

ADDITIONAL RISK CONSIDERATIONS

The Directors consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Directors also consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, any losses resulting from the holding of the Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of shareholders. No assurance can be given that the Directors' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

PORTFOLIO TURNOVER

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. Portfolio securities will be sold when the Adviser believes it is appropriate, regardless of how long those securities have been held. However, the underlying funds may experience much higher portfolio turnover rates resulting in higher brokerage commissions, and taxable gains or losses. It is estimated the rate of portfolio turnover will, generally, not exceed 40%.

For the fiscal year ended November 30, 1997 and for the period from February 28, 1996 (date of initial public investment) to November 30, 1996, the Federated Asia Pacific Growth Fund's portfolio turnover rate was 193% and 99%, respectively.

For the fiscal year ended November 30, 1997 and for the period from February 28, 1996 (date of initial public investment) to November 30, 1996, the Federated Emerging Markets Fund's portfolio turnover rate was 102% and 32%, respectively.

For the fiscal year ended November 30, 1997 and for the period from February 28, 1996 (date of initial public investment) to November 30, 1996, the Federated European Growth Fund's portfolio turnover rate was 119% and 58%, respectively.

For the fiscal year ended November 30, 1997 and for the period from February 28, 1996 (date of initial public investment) to November 30, 1996, the Federated International Small Company Fund's portfolio turnover rate was 286% and 174%, respectively.

For the fiscal year ended November 30, 1997 and for the period from February 28, 1996 (date of initial public investment) to November 30, 1996, the Federated Latin American Growth Fund's portfolio turnover rate was 79% and 38%, respectively.

INVESTMENT LIMITATIONS

The following investment limitations are fundamental (except that no investment limitation of the Fund shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered "investment securities" under the Investment Company Act of 1940, as amended, or assets exempted by the SEC) in an open-end investment company with substantially the same investment objectives):

  SELLING SHORT AND BUYING ON MARGIN

    The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

  ISSUING SENIOR SECURITIES AND BORROWING MONEY

    The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed, and except to the extent that the Fund may enter into futures contracts. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

  PLEDGING ASSETS

    The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In these cases, the Fund may pledge assets as necessary to secure such borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to: (i) the purchase and sale of securities options (and options on securities indexes) and (ii) initial or variation margin for futures contracts.

  CONCENTRATION OF INVESTMENTS

    The Fund will not invest 25% or more of the value of its total assets in any one industry other than investment companies, except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

  INVESTING IN COMMODITIES

    The Fund will not invest in commodities, except that the Fund reserves the right to engage in transactions involving futures contracts, options, and forward contracts with respect to securities, securities indexes or currencies.

  INVESTING IN REAL ESTATE

    The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

  LENDING CASH OR SECURITIES

    The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. government obligations, corporate bonds, money market instruments, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Corporation's Articles of Incorporation.

  UNDERWRITING

    The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

  DIVERSIFICATION OF INVESTMENTS

    With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities of investment companies, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Directors without shareholder approval (except that no investment limitation of the Fund shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered "investment securities" under the Investment Company Act of 1940, as amended, or assets exempted by the SEC) in an open-end investment company with substantially the same investment objectives). Shareholders will be notified before any material changes in these limitations become effective.

  INVESTING IN ILLIQUID SECURITIES

    The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable time deposits with maturities over seven days, over-the-counter options, swap agreements not determined to be liquid, and certain restricted securities not determined by the Directors to be liquid.

  PURCHASING SECURITIES TO EXERCISE CONTROL

    The Fund will not purchase securities of a company for the purpose of exercising control or management.

  INVESTING IN PUT OPTIONS

    The Fund will not purchase put options on securities or futures contracts, unless the securities or futures contracts are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

  WRITING COVERED CALL OPTIONS

    The Fund will not write call options on securities unless the securities or futures contracts are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund has no present intent to borrow money, pledge securities, or invest in reverse repurchase agreements in excess of 5% of the value of its total assets in the coming fiscal year. In addition, the Fund expects to lend not more than 5% of its total assets in the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings associations having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

WORLD INVESTMENT SERIES, INC. MANAGEMENT

Officers and Directors are listed with their addresses, birthdates, present positions with World Investment Series, Inc., and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Director


Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, Trustee, University of Pittsburgh; Director or Trustee of the Funds.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Director

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Director

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922
Director

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Trustee or Director of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Director

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

President and Director

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924
Director

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Director

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Director

President, Law Professor, Duquesne University; Consulting Partner, Mollica, & Murray and Hogue; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Director


Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, and U.S. Space Foundation and Czech Management Center; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Director


Public relations/Marketing/Conference Planning; , Manchester Craftsmen's Guild; Restaurant Consultant, Frick Art & History Center; Conference Coordinator, University of Pittsburgh Art History Department; Director or Trustee of the Funds.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


* This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940.
@ Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Directors own less than 1% of the Fund's outstanding Shares.


As of January 7, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Fund: FirstBlue & Company,
First Century Bank, Bluefield, West Virginia, owned approximately
164,498 Class A Shares (12.46%); Hudson United Bank, West Orange, New Jersey, owned approximately 163,454 Class A Shares (12.38%); and Holiday Company, Hollidaysburg
Trust Company, Hollidaysburg, Pennsylvania, owned approximately 148,527 Class A Shares (11.25%).

As of January 7, 1998, no shareholders of record owned 5% or more of Class B Shares of the Fund.

As of January 7, 1998, the following shareholders of record owned 5% or more of the outstanding Class C Shares of the Fund: Lincoln Trust Co., Denver, Colorado, owned approximately 6,526 Class C Shares (6.26%); Bear Stearns Securities Corp., Brooklyn, New York, owned approximately 10,070 Class C Shares (9.66%);
 BHC Securities, Philadelphia, Pennsylvania, owned approximately
5,672 Class C Shares (5.44%); BHC Securities, Philadelphia, Pennsylvania, owned approximately
5,466 Class C Shares (5.24%); and Donaldson, Lufkin, Jenrette, Jersey City, New Jersey, owned approximately 16,978 Class C Shares (16.28%).

DIRECTORS' COMPENSATION

                               AGGREGATE             TOTAL COMPENSATION PAID
NAME ,                        COMPENSATION              TO DIRECTORS FROM
POSITION WITH                   FROM THE                 THE CORPORATION
THE CORPORATION               CORPORATION *#            AND FUND COMPLEX+
John F. Donahue,                     $-0-   $0 for the Corporation and
Chairman and Director                       56 other investment companies in the Complex
Thomas G. Bigley,                  $1,149   $111,222 for the Corporation and
Director                                    56 other investment companies in the Complex
John T. Conroy, Jr.,               $1,265   $122,362 for the Corporation and
Director                                    56 other investment companies in the Complex
William J. Copeland,               $1,265   $122,362 for the Corporation and
Director                                    56 other investment companies in the Complex
James E. Dowd,                     $1,265   $122,362 for the Corporation and
Director                                    56 other investment companies in the Complex
Lawrence D. Ellis, M.D.,           $1,149   $111,222 for the Corporation and
Director                                    56 other investment companies in the Complex
Edward L. Flaherty, Jr.            $1,265   $122,362 for the Corporation and
Director                                    56 other investment companies in the Complex
Peter E. Madden,                   $1,149   $111,222 for the Corporation and
Director                                    56 other investment companies in the Complex
John E. Murray, Jr.                $1,149   $111,222 or the Corporation and
Director                                    56 other investment companies in the Complex
Wesley W. Posvar,                  $1,149   $111,222 for the Corporation and
Director                                    56 other investment companies in the Complex
Marjorie P. Smuts,                 $1,149   $111,222 for the Corporation and
Director                                    56 other investment companies in the Complex

* Information is furnished for the fiscal year ended November 30, 1997. # The aggregate compensation is provided for the Corporation which is comprised of 8 portfolios.
+  The information is provided for the last calendar year.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Fund's Adviser is Federated Global Research Corp. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The Adviser shall not be liable to the Fund, the Corporation, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation.

ADVISORY FEES


The Adviser receives an annual investment advisory fee equal to 1.25% of the Fund's average daily net assets. This advisory fee applies only to individual portfolio securities and not to investment in the underlying funds. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by many mutual funds with similar objectives and policies. The Adviser may voluntarily waive a portion of its fee. The Adviser can terminate this voluntary waiver at any time at its sole discretion. For the period from July 1, 1997 (date of initial public investment) to November 30, 1997, the Adviser did not earn a fee.


BROKERAGE TRANSACTIONS


The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the period from July 1, 1997 (date of initial public investment) to November 30, 1997, the Fund paid $0, in brokerage commissions.


Although investment decisions for the Fund are made independently from those of any other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

The Adviser may engage in other non-U.S. transactions that may have adverse effects on the market for securities in the Fund's portfolio. The Adviser is not obligated to obtain any material non-public ("inside") information about any securities issuer, or to base purchase or sale recommendations on such information. The distributor may assist in the execution of the Fund's portfolio transactions to purchase underlying fund shares for which it may receive distribution payments from the underlying funds or their underwriters in accordance with the distribution plans of those funds. In providing execution assistance, the distributor receives orders from the Adviser; places them with the underlying fund's distributor, transfer agent or other person, as appropriate; confirms the trade, price and number of shares purchased; and assures prompt payment by the Fund and proper completion of the order.

With respect to purchases of load fund shares, the Adviser may direct substantially all of the Fund's orders to the distributor, which may, in its discretion, direct the order to other broker-dealers in consideration of sales of the Fund's shares.

The distributor may retain brokerage commissions on portfolio transactions of mutual funds held in the Fund's portfolio, including funds which have a policy of considering sales of their shares in selecting broker-dealers for the execution of their portfolio transactions. Payment of brokerage commissions to the distributor is not a factor considered by the Adviser in selecting an underlying fund for investment.

Under certain circumstances, a sales charge incurred by the Fund in acquiring shares of an underlying fund may not be taken into account in determining the gain or loss on the disposition of the shares acquired. If shares are disposed of within 90 days from the date they were purchased and if shares of a new underlying fund are subsequently acquired without imposition of a sales charge or imposition of a reduced sales charge pursuant to a right granted to the Fund to acquire shares without payment of a sales charge or with the payment of a reduced charge, then the sales charge paid upon the purchase of the initial shares will be treated as paid in connection with the acquisition of the new underlying fund's shares rather than the initial shares.

OTHER SERVICES

FUND ADMINISTRATION


Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the period from July 1, 1997 (date of initial public investment) to November 30, 1997, Federated Services Company earned $77,041.


CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period, plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Ernst & Young LLP, Pittsburgh, PA.

PURCHASING SHARES


Except under certain circumstances described in the prospectus, Shares are sold at their net asset value, (plus a sales charge (for Class A Shares only) on days the New York Stock Exchange ("NYSE") is open for business. The procedure for purchasing Shares is explained in the prospectus under "Investing in the Fund" and "Purchasing Shares". For further information on any of the programs listed below please contact your financial intermediary.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES

As described in the prospectuses, larger purchases of the same Share class reduce or eliminate the sales charge paid. For example, the Fund will combine all Class A Shares purchases made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase into the same Share class is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares having a current value at the public offering price of $90,000 and he purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge reduction, Federated Securities Corp. must be notified by the shareholder in writing or by his financial intermediary at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. The Fund will reduce or eliminate the sales charge after it confirms the purchases.

CONCURRENT PURCHASES

Shareholders have the privilege of combining concurrent purchases of the same Shares class of two or more funds in the Federated Complex in calculating the applicable sales charge,

To receive a sales charge reduction or elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial intermediary at the time the concurrent purchases are made. The Fund will reduce or eliminate the sales charge after it confirms the purchases.

LETTER OF INTENT

A Shareholder can sign a letter of intent committing to purchase a certain amount of the same Share class within a 13 month period in order to combine such purchases in calculating the applicable sales charge. The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If the shareholder completes the commitment, the escrowed Shares will be released to their account. If the commitment is not completed within 13 months, the custodian will redeem an appropriate number of escrowed Shares to pay for the applicable sales charge.



While this letter of intent will not obligate the shareholder to purchase Class A Shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A Shares of any Federated Funds, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. The letter may be dated as of a prior date to include any purchase made within the past 90 days. Prior trade prices will not be adjusted.

REINVESTMENT PRIVILEGE

The reinvestment privilege is available for all Shares of the Fund within the same Share Class.

Class A shareholders who redeem from the Fund may reinvest the redemption proceeds back into the same Share class at the next determined net asset value without any sales charge. The original shares must have been subject to a sales charge and the reinvestment must be within 120 days.

Similarly, Class C shareholders who redeem may reinvest their redemption proceeds in the same Share class within 120 days. Class B Shares also may be reinvested within 120 days of redemption, although such reinvestment will be made into Class A Shares. Shareholders would not be entitled to a reimbursement of the contingent deferred sales charge if paid at the time of redemption on any Share class. However, reinvested shares would not be subject to a contingent deferred sales charge, if otherwise applicable, upon later redemption.


CONVERSION OF CLASS B SHARES

Class B Shares will automatically convert into Class A Shares on or around the 15th of the month eight full years from the purchase date and will no longer be subject to a fee under the distribution plan. For purposes of conversion to Class A Shares, Shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to Class A Shares will not occur if such a ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICES AGREEMENT

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services as appropriate, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Distribution Plan, the Directors expect that the Class A Shares, Class B Shares, and Class C Shares of the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.


For the period from July 1, 1997 (date of initial public investment) to November 30, 1997, the Fund's Class B Shares and Class C Shares paid $7,755, and $973, respectively, in distribution service fees, none of which was waived. Class A Shares have no present intention of paying or accruing distribution services fees during the fiscal year ending November 30, 1998. In addition, for the period from July 1, 1997 (date of initial public investment) to November 30, 1997, the Fund's Class A Shares, Class B Shares, and Class C Shares paid shareholders services fees in the amounts of $6,913, $2,585, and $324, respectively, all of which were waived.

Federated Investors and its subsidiaries may benefit from arrangements where the Rule 12b-1 Plan fees related to Class B Shares may be paid to third-party financial providers who have advanced commissions to financial intermediaries.

PURCHASES BY SALES REPRESENTATIVES, CORPORATION DIRECTORS, AND EMPLOYEES

The following individuals and their immediate family members may buy Class A Shares at net asset value without a sales charge:

* Directors, employees, and sales representatives of the Fund, Federated Global Research Corp., and Federated Securities Corp. and its affiliates;

*  Federated Life Members (Class A Shares Only);

* any associated person of an investment dealer who has a sales agreement with Federated Securities Corp.; and

*  trusts, pensions, or profit-sharing plans for these individuals.

These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund.

DETERMINING NET ASSET VALUE

The Fund's net asset value per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The net asset value for each class of Shares may differ due to the variance in daily net income realized by each class.

Net asset value is not determined on (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


DETERMINING MARKET VALUE OF SECURITIES

Market or fair values of the Fund's portfolio securities are determined as follows:

* according to the last reported sale price on a recognized securities exchange, if available. (If a security is traded on more than one exchange, the price on the primary market for that security, as determined by the Adviser, is used);

* in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

*  at fair value as determined in good faith by the Directors; or

* for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost, which approximates value.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities; yield; quality; coupon rate; maturity; type of issue; trading characteristics; and other market data.

The underlying funds in which the Fund may invest value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors/trustees of the underlying fund.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Directors, although the actual calculation may be done by others.

REDEEMING SHARES


The Fund redeems Shares at the next computed net asset value after the Fund receives the redemption request. Shareholder redemptions may be subject to a contingent deferred sales charge. Redemption procedures are explained in the prospectus under "Redeeming and Exchanging Shares." Although the transfer agent Fund does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire- transferred redemptions of less than $5,000. Class B Shares redeemed within six years of purchase and Class C Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of purchase by the distributor to the financial institutions for services rendered, and the length of time the investor remains a shareholder in the Fund. Should financial institutions elect to receive an amount less than the administrative fee that is stated in the prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.

Since portfolio securities of the Fund may be traded on foreign exchanges which trade on Saturdays or on holidays on which the Fund will not make redemptions, the net asset value of each class of Shares of the Fund may be significantly affected on days when shareholders do not have an opportunity to redeem their Shares.

REDEMPTION IN KIND

Although the Corporation intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price, in whole or in part, by a distribution of securities from the Fund's portfolio.

Redemption in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Directors determine to be fair and equitable.


The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any shareholder in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

CONTINGENT DEFERRED SALES CHARGE

In computing the amount of the applicable Contingent Deferred Sales Charge, redemptions are deemed to have occurred in the following order: (1) Shares acquired through the reinvestment of dividends and long-term capital gains; (2) Shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to Class C Shares; (3) Shares held for fewer than six years with respect to Class B Shares and for less than one full year from the date of purchase with respect to Class C Shares on a first-in, first-out basis.

  ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE -- CLASS
  B SHARES

    To qualify for elimination of the contingent deferred sales charge through a Systematic Withdrawal Program, the redemptions of Class B Shares must be from an account that is at least 12 months old, has all Fund distributions reinvested in Fund Shares, and has an account value of at least $10,000 when the Systematic Withdrawal Program is established. Qualifying redemptions may not exceed 1.00% monthly of the account value as periodically determined by the Fund. The amounts that a shareholder may withdraw under a Systematic Withdrawal Program that qualify for elimination of the Contingent Deferred Sales Charge may not exceed 12.00% annually with reference initially to the value of the Class B Shares upon establishment of the Systematic Withdrawal Program and then as calculated at the annual valuation date. Redemptions on a qualifying Systematic Withdrawal Program can be made at a rate of 1.00% monthly, 3.00% quarterly, or 6.00% semi-annually with reference to the applicable account valuation amount. Amounts that exceed the 12.00% annual limit for redemption, as described, may be subject to the Contingent Deferred Sales Charge. To the extent that a shareholder exchanges Shares for Class B Shares of other Federated Funds, the time for which the exchanged-for Shares are to be held will be added to the time for which exchanged-from Shares were held for purposes of satisfying the 12-month holding requirement. However, for purposes of meeting the $10,000 minimum account value requirement, Class B Share accounts will be not be aggregated. Any Shares purchased prior to the termination of this program would have the contingent deferred sales charge eliminated as provided in the Fund's prospectus at the time of the purchase of the Shares.


TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

* derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

*  invest in securities within certain statutory limits; and

* distribute to its shareholders at least 90% of its net income earned during the year.

Income the Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If the Fund has at least 50% of its assets invested directly in foreign securities at the end of its taxable year, it may elect to pass through the foreign tax credit to its shareholders. It is expected that the Fund will not have more than 50% of the value of its total assets at the close of its taxable year invested directly in foreign securities, and therefore will not be permitted to make this election and "pass through" to its shareholders. Each shareholder's respective pro rata share of foreign taxes the Fund pays will, therefore, be netted against their share of the Fund's gross income.

The Fund may invest in any non-U.S. corporations which could be treated as passive foreign investment companies ("PFICs"). This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the Fund does invest in PFICs, it may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may not be treated as PFICs if they satisfy certain technical requirements under the Code. To the extent that the Fund does invest in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to its shareholders. Therefore, the payment of this tax would reduce the Fund's economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

An underlying fund may invest in non-U.S. corporations which would be treated as a PFIC or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the Fund's economic return.

Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

SHAREHOLDERS' TAX STATUS

Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional Shares. The Fund's dividends, and any short-term capital gains, are taxable as ordinary income.

  CAPITAL GAINS

    Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund Shares.


TOTAL RETURN

The Fund's cumulative total returns based on offering price for the period from July 1, 1997 (date of initial public investment) to November 30, 1997 were:

SHARE CLASS      INCEPTION DATE      SINCE INCEPTION
  Class A         July 1, 1997           (17.49%)
  Class B         July 1, 1997           (17.70%)
  Class C         July 1, 1997           (13.70%)


Cumulative total return reflects the Fund's total performance over a specified period of time. This total return assumes and is reduced by the payment of the maximum sales charge. The Fund's total return for Class A Shares, Class B, and Class C Shares is reflective of only 5 months of Fund activity since the Fund's
date of initial public investment.      The average annual total return for all
each classes of Shares of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the offering price per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge on Class A Shares, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. Any applicable contingent deferred sales charge is deducted from the ending value of the investments based on the lesser of the original purchase price or the offering price of Shares redeemed.

YIELD


The yield for all each classes of Shares of the Corporation is determined by dividing the net investment income per Share (as defined by the SEC) earned by any class of Shares the class over a thirty-day period by the maximum offering price per Share of any class of Shares the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by any the class of Share because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in any class of Shares, the Fund, the performance will be reduced for those shareholders paying those fees.


PERFORMANCE COMPARISONS

The Fund's performance of each class of Shares depends upon such variables as:

*  portfolio quality;

*  average portfolio maturity;

*  type of instruments in which the portfolio is invested;

*  changes in interest rates on money market instruments;

*  changes in the Fund's or a class of Shares' expenses; and

*  various other factors.

The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per Share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any indices used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:


* LIPPER ANALYTICAL SERVICES, INC., for example, makes comparative calculations for one-month, three-month, one-year, and five-year periods which assume the reinvestment of all capital gains distributions and income dividends.

*  MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, AND FAR EAST
   (EAFE) INDEX is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., Geneva, Switzerland.

* MORGAN STANLEY CAPITAL INTERNATIONAL LATIN AMERICA EMERGING MARKET INDICES, including the Morgan Stanley Emerging Markets Free Latin America Index (which excludes Mexican banks and securities companies which cannot be purchased by foreigners) and the Morgan Stanley Emerging Markets Global Latin America Index. Both indices include 60% of the market capitalization of the following countries: Argentina, Brazil, Chile, and Mexico. The indices are weighted by market capitalization and are calculated without dividends reinvested.

* INTERNATIONAL FINANCE CORPORATION (IFC) EMERGING MARKETS DATA BASE, which provides detailed statistics on stock and bond markets in developing countries, including IFC market indices.

*  FINANCIAL TIMES ACTUARIES/STANDARD AND POOR'S WORLD (EX U.S.)
   MID/SMALL CAP INDICES, which is a total return, market cap-weighted index of companies from 25 countries.

* FINANCIAL TIMES ACTUARIES INDICES, including the FTA-World Index (and components thereof), which are based on stocks in major world equity markets.

* STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.

* MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.


Advertisements and sales literature for all three classes of Shares may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in any class of Shares based on annual reinvestment of dividends over a specified period of time.

Advertisements may quote performance information which does not reflect the effect of the sales charge or contingent deferred sales charge, as applicable.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS


Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making --structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.


J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.


MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.* Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING


Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES


Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high rankings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.


* Source: Investment Company Institute

FINANCIAL STATEMENTS


The financial statements for the fiscal year ended November 30, 1997, are incorporated herein by reference from the Fund's Annual Report dated November 30, 1997 (File Nos. 33-52149 and 811-7141). A copy of the Annual Report for the Fund may be obtained without charge by contacting the Fund.